SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   March 25, 2002
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                           PAWNBROKERS EXCHANGE, INC.
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               (Exact name of Registrant as Specified in Charter)


                 Utah                000-30105                84-1421481
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 (State of Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)            File Number)          Identification No.)

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        Industrial Zone Erez, Post Office Box 779, Ashkelon Israel 78101

(Address of Principal Executive Offices)


Registrant's telephone number, including area code    (011) 972 7-689-1611
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Item 1.    Changes in Control of Registrant.

Pawnbrokers Exchange, Inc. (the "Registrant") entered into a Share Exchange Agreement, dated as of March 25, 2002 (the "Exchange Agreement") by and among the Registrant, Michael Vardakis, Export Erez USA, Inc. ("Export"), a Delaware corporation and the stockholders of Export (the Export "Stockholders"). Pursuant to the Exchange Agreement, on March 25, 2002 (the "Closing Date"), the Registrant acquired from the Export Stockholders the issued and outstanding capital stock of Export in exchange for an aggregate of 21,000,000 shares of common stock of the Registrant.

On the Closing Date, Terry Pantelakis, Angelo Vardakis, Michael Vardakis and Vincent Lombardi resigned from the board of directors and Joseph Postbinder, Meira Postbinder, Dan Zarchin, Tsippy Moldavan and Shlomo M. Lev-Yehudi became members of the board of directors of the Registrant. The directors then elected Joseph Postbinder as the Chief Executive Officer.

The following table sets forth certain information (after giving effect to the issuance of the securities at the Closing, the cancellation of an aggregate of 1,649,000 shares of Registrant's Common Stock and a forward split (in the form of a stock dividend) of eight-for-one) with respect to the beneficial ownership of the outstanding shares of common stock by the Registrant's directors, executive officers and each person known to the Registrant who owns in excess of 5% of the outstanding shares of common stock and the directors and executive officers of the Registrant as a group.

Each person listed below has personal and sole beneficial ownership of the shares of common stock listed with their name:

                                        Total Number
                Name                      of Shares        Percentage Ownership
Joseph Postbinder                          19,440,212              78%
Meira Postbinder                                9,788               __
Dan Zarchin                                    20,000               __
Tsippy Moldavan                                55,000               __
Shlomo Lev-Yehudi                                                   __
Achidatex Ltd.                                980,931              4.0%
All Directors and Executive Officers       20,505,931             82.00%
(5 persons)


Item 2. Acquisition or Disposition of Assets.

The information set forth above under "Item 1. Changes in Control of Registrant" is incorporated herein by reference.

As described in Item 1 above, pursuant to the Exchange Agreement, the Registrant acquired the issued and outstanding capital stock of Export. In consideration therefor, the Registrant issued to the Export Stockholders 21,000,000 shares of the Common Stock of the Registrant. The consideration for the acquisition of Export was negotiated on an arms length basis.

Export is a leading manufacturer and global provider of personal military and civilian protective equipment and supplies. The Company's products are used by military, law enforcement, border patrol enforcement and other special security forces.

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Export's  strategic  objective is to be the leading global  provider of personal military and civilian protective equipment and supplies. Export intends to realize its strategic objective through the following:

      -Pursue Strategic Acquisitions.

      -Focus on Internal Growth.

      -Capitalize On Increased Demand For Company Products.

      -Expand Marketing Efforts.

      -Expand Distribution Network and Product Offerings.


Item 5. Other Events.


The Registrant has moved its principal executive offices to Industrial Zone Erez, Post Office Box 779, Ashkelon, Israel 78101. The Registrant intends to change its corporate name to Defense Industries International, Inc. The Registrant has adopted a d/b/a under the name, "Defense Industries Internatinal, Inc.".

Item 7.    Financial Statement, Pro Forma Financial Information and Exhibits.

a) Financial Statements of Businesses Acquired.

b) Pro Forma Financial Information.

   The financial statements required by these items will be included in the Registrant's Form 10-KSB to be filed on or before April 15, 2002.

(c) Exhibits.
    10.1            Share Exchange Agreement, dated as of March 25, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PAWNBROKERS EXCHANGE, INC.

Date    April 2, 2002                      By:  /s/ Joseph Postbinder
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                                           Name: Joseph Postbinder
                                           Title:  Chief Executive Officer